EXHIBIT 10.3

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (the “Amendment”) is made and entered into this 19th day of September, 2016, (the “First Amendment Effective Date”), by and between GGT LMI CITY WALK GA, LLC, a Delaware limited liability company (“Seller”), and BLUEROCK REAL ESTATE, LLC, a Delaware limited liability company (“Purchaser”).
RECITAL OF FACTS:

A.     Seller and Purchaser are parties to that certain Purchase and Sale Agreement having an Effective Date of September 15, 2016, with respect to the sale by Seller to Purchaser of the property at 3000 Forrest Walk, Roswell, Fulton County, Georgia 30075 (collectively, the “Purchase and Sale Agreement”); and

B.    Seller and Purchaser are mutually desirous of entering into this Amendment to amend certain terms and provisions of the Purchase and Sale Agreement only as hereinafter specifically set forth;

AGREEMENT:

NOW, THEREFORE, for and in consideration of the premises, Ten Dollars in hand paid by Purchaser to Seller, and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged by the parties hereto prior to the execution, sealing and delivery of this Amendment, Seller and Purchaser, intending to be legally bound, hereby agree as follows:

1.The foregoing recital of facts is hereby incorporated herein to the same extent as if hereinafter fully set forth. Capitalized words and phrases used herein which are not defined herein but which are defined in the Purchase and Sale Agreement shall have the meanings given to them in the Purchase and Sale Agreement.

2. The Purchase and Sale Agreement is hereby amended to add the following sentence after the second sentence of Section 9.1 of the Purchase and Sale Agreement:

If Purchaser pays the Extension Deposit and exercises its one-time right to extend the Closing Date to November 29, 2016, then Seller shall have the right to elect to extend the Closing Date to December 1, 2016, by notifying Purchaser, Escrow Agent and Title Agent on or before November 14, 2016 of Seller’s election to extend the Closing Date.

3.    In order to expedite the execution of this Amendment, telecopied or PDF signatures may be used in place of original signatures on this Amendment. Purchaser and Seller intend to be bound by the signatures on the telecopied or PDF document, are aware that the other party will rely on such signatures, and hereby waive any defenses to the enforcement of the terms of this Amendment based on the form of signature. This Amendment may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute on and the same instrument. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

4.    Except as amended or modified by this Amendment, the Purchase and Sale Agreement is incorporated by reference. As amended hereby, the Purchase and Sale Agreement is ratified and confirmed and continues in full force and effect. In the event of a conflict between the terms and provisions of the Purchase and Sale Agreement and the terms and provisions of this Amendment, this Amendment shall control.

[Signatures contained on following pages.]

IN WITNESS WHEREOF, Seller and Purchaser have caused this Amendment to be duly executed, sealed and delivered as of the First Amendment Effective Date.

SELLER:

GGT LMI CITY WALK GA, LLC,
a Delaware limited liability company

By:    LMI City Walk Investor, LLC, a Delaware limited     liability company, its Operating Member

By: Lennar Multifamily Communities, LLC, a             Delaware limited liability company, its sole             member

By:    _/s/ Chris Cassidy_________
Name:     _Chris Cassidy___________
Its: _Vice President __________

PURCHASER:

BLUEROCK REAL ESTATE, LLC, a Delaware limited liability company

By:    ___/s/ Jordan Ruddy____________
Name:    ___Jordan Ruddy______________
Title:    ___Authorized signatory________